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                                                                     Exhibit ff

                   FIRST AMENDMENT TO THE EMPLOYMENT AGREEMENT

         This Amendment dated as of June 9, 1999 by and between Bio-Technology General Corp., a Delaware corporation (the "Company"), and Virgil Thompson (the "Executive") to the Employment Agreement (the "Employment Agreement") dated as of April 27, 1999 by and between the Company and the Executive.

                                   WITNESSETH

         WHEREAS, the Company and the Executive are parties to the Employment Agreement; and

         WHEREAS, the parties desire to amend the Employment Agreement as more fully described below.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. AMENDMENT TO SECTION 3 OF THE EMPLOYMENT AGREEMENT. The second sentence of Section 3 of the Employment Agreement is hereby amended so as to add a "." after the word "discretion" and to delete the remainder of the sentence.

         2. SURVIVAL. Except for the amendment expressly set forth herein, the Employment Agreement shall remain in full force and effect.

         3. COUNTERPARTS. This Amendment may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Amendment.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

                                     BIO-TECHNOLOGY GENERAL CORP.

                                     By:/s/ Sim Fass
                                     Name:
                                     Title:

                                     /s/ Virgil Thompson
                                     Virgil Thompson